UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 30, 2018

PEBBLEBROOK HOTEL TRUST

(Exact name of registrant as specified in its charter)

Maryland	001-34571	27-1055421
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7315 Wisconsin Avenue, 1100 West, Bethesda, Maryland		20814
______________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(240) 507-1300

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☑Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On July 30, 2018, Pebblebrook Hotel Trust (“Pebblebrook”) issued a press release commenting on the rejection by the Board of Trustees of LaSalle Hotel Properties (“LaSalle”) of Pebblebrook’s offer to strategically combine with LaSalle.
In addition, on July 30, 2018, Pebblebrook issued a press release announcing that it has filed definitive proxy materials with the United States Securities and Exchange Commission (the “SEC”) in connection with the merger of LaSalle with affiliates of Blackstone Real Estate Partners VIII L.P. (“Blackstone”) and other transactions contemplated by the Agreement and Plan of Merger, dated as of May 20, 2018, among BRE Landmark Parent L.P., BRE Landmark L.P., BRE Landmark Acquisition L.P., the Company and LaSalle Hotel Operating Partnership, L.P. (the “Blackstone Merger Agreement”).
Copies of the press releases are furnished as Exhibits 99.1 and 99.2 to this report and are incorporated by reference herein.
Item 8.01. Other Events.
On July 30, 2018, Pebblebrook announced that it has filed definitive proxy materials with the SEC in connection with the merger of LaSalle with affiliates of Blackstone Real Estate Partners VIII L.P. and Pebblebrook’s intent to vote against such merger and related proposals at the special meeting of LaSalle shareholders to be held on September 6, 2018.

ADDITIONAL INFORMATION
This communication does not constitute an offer to buy or solicitation of an offer to sell any securities. This communication relates to a proposal which Pebblebrook has made for a business combination transaction with LaSalle. In furtherance of this proposal and subject to future developments, Pebblebrook (and, if a negotiated transaction is agreed, LaSalle) may file one or more registration statements, proxy statements, tender or exchange offer statements, prospectuses or other documents with the SEC. This communication is not a substitute for any proxy statement, registration statement, tender or exchange offer statement, prospectus or another document Pebblebrook or LaSalle may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF PEBBLEBROOK AND LASALLE ARE URGED TO READ ANY SUCH PROXY STATEMENT, REGISTRATION STATEMENT, TENDER OR EXCHANGE OFFER STATEMENT, PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Any definitive proxy statement or prospectus (if and when available) will be delivered to shareholders of LaSalle or Pebblebrook, as applicable. Investors and security holders will be able to obtain free copies of these documents (if and when available) and other documents filed with the SEC by Pebblebrook through the website maintained by the SEC at http://www.sec.gov.
Pebblebrook or LaSalle and their respective trustees and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. You can find information about Pebblebrook’s executive officers and trustees in Pebblebrook’s definitive proxy statement filed with the SEC on April 27, 2018. You can find information about LaSalle’s executive officers and trustees in LaSalle’s definitive proxy statement filed with the SEC on March 22, 2018. Additional information regarding the interests of such potential participants will be included in one or more registration statements, proxy statements, tender or exchange offer statements or other documents filed with the SEC if and when they become available. You may obtain free copies of these documents using the sources indicated above.
In connection with the proposed merger transaction between LaSalle and affiliates of Blackstone, which Pebblebrook opposes (the “Proposed BRE Merger”), LaSalle filed a definitive proxy statement with the SEC on July 30, 2018 (the “LaSalle Proxy Statement”). On July 30, 2018, Pebblebrook filed a definitive proxy statement with the SEC in opposition that proposed merger transaction (the “Pebblebrook Proxy Statement”). This communication is not a substitute for the LaSalle Proxy Statement or the Pebblebrook Proxy Statement or for any other document that LaSalle or Pebblebrook have filed or may file with the SEC or send to LaSalle shareholders in connection with the Proposed BRE Merger. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS OF LASALLE ARE URGED TO READ THE LASALLE PROXY STATEMENT, THE PEBBLEBROOK PROXY STATEMENT AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT PEBBLEBROOK, LASALLE, THE PROPOSED BRE MERGER AND RELATED MATTERS. Investors and security holders are able to obtain free copies of the LaSalle Proxy Statement, the Pebblebrook Proxy Statement and other documents filed by LaSalle or Pebblebrook with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed by LaSalle with the SEC are also available free of charge on LaSalle’s website at www.lasallehotels.com, or by contacting LaSalle’s Investor Relations Department at (301) 941-1500. Copies of the documents filed by Pebblebrook with the SEC are also available free of charge on Pebblebrook’s website at www.pebblebrookhotels.com, or by contacting

Pebblebrook’s Investor Relations at (240) 507-1330. LaSalle and its trustees and certain of its executive officers may be considered participants in the solicitation of proxies from LaSalle’s shareholders with respect to the Proposed BRE Merger under the rules of the SEC. Information about the trustees and executive officers of LaSalle is set forth in LaSalle’s Annual Report on Form 10-K for the year ended December 31, 2017, which was filed with the SEC on February 20, 2018, LaSalle’s proxy statement for its 2018 annual meeting of shareholders, which was filed with the SEC on March 22, 2018, and in subsequent documents filed by LaSalle with the SEC. Additional information regarding persons who may be deemed participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, is included in the LaSalle Proxy Statement and may be included in other relevant materials to be filed with the SEC. Pebblebrook and its trustees and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the Proposed BRE Merger. You can find information about Pebblebrook’s executive officers and trustees in Pebblebrook’s definitive proxy statement filed with the SEC on April 27, 2018. You may obtain free copies of this document as described above.
This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.
Forward-Looking Statements
This communication may include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements regarding Pebblebrook’s offer to acquire LaSalle, its financing of the proposed transaction, its expected future performance (including expected results of operations and financial guidance), and the combined company’s future financial condition, operating results, strategy and plans. Forward-looking statements may be identified by the use of the words “anticipates,” “expects,” “intends,” “plans,” “should,” “could,” “would,” “may,” “will,” “believes,” “estimates,” “potential,” “target,” “opportunity,” “tentative,” “positioning,” “designed,” “create,” “predict,” “project,” “seek,” “ongoing,” “upside,” “increases” or “continue” and variations or similar expressions. These statements are based upon the current expectations and beliefs of management and are subject to numerous assumptions, risks and uncertainties that change over time and could cause actual results to differ materially from those described in the forward-looking statements. These assumptions, risks and uncertainties include, but are not limited to, assumptions, risks and uncertainties discussed in Pebblebrook’s most recent annual or quarterly report filed with the SEC and assumptions, risks and uncertainties relating to the proposed transaction, as detailed from time to time in Pebblebrook’s and LaSalle’s filings with the SEC, which factors are incorporated herein by reference. Important factors that could cause actual results to differ materially from the forward-looking statements made in this communication are set forth in other reports or documents that Pebblebrook may file from time to time with the SEC, and include, but are not limited to: (i) the ultimate outcome of any possible transaction between Pebblebrook and LaSalle, including the possibilities that LaSalle will reject a transaction with Pebblebrook, (ii) the ultimate outcome and results of integrating the operations of Pebblebrook and LaSalle if a transaction is consummated, (iii) the ability to obtain regulatory approvals and meet other closing conditions to any possible transaction, including the necessary shareholder approvals, and (iv) the risks and uncertainties detailed by LaSalle with respect to its business as described in its reports and documents filed with the SEC. All forward-looking statements attributable to Pebblebrook or any person acting on Pebblebrook’s behalf are expressly qualified in their entirety by this cautionary statement. Readers are cautioned not to place undue reliance on any of these forward-looking statements. These forward-looking statements speak only as of the date hereof. Pebblebrook undertakes no obligation to update any of these forward-looking statements to reflect events or circumstances after the date of this communication or to reflect actual outcomes.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release, dated July 30, 2018, regarding Pebblebrook Hotel Trust's response to LaSalle's rejection of merger offer
99.2	Press release, dated July 30, 2018 regarding Pebblebrook Hotel Trust filing of definitive proxy statement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEBBLEBROOK HOTEL TRUST

July 30, 2018	By:	/s/ Raymond D. Martz

Name: Raymond D. Martz
Title: Executive Vice President, Chief Financial Officer, Treasurer and Secretary